UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2010

SUMMIT FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	333-108818	05-0577932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway Suite 500 Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (561) 338-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2010, we entered into a Deferred Stock Option Agreement with Marshall T. Leeds, our Chairman, Chief Executive Officer and President, memorializing the terms of the issuance of 2,800,000 shares of deferred stock (“Deferred Stock”) to Mr. Leeds. As previously reported, the Deferred Stock was issued subject to shareholder approval of certain amendments to our 2006 Incentive Compensation Plan (the “Plan”), to among other things, increase the number of shares of Common Stock underlying the Plan. Our shareholders approved the amendments to the Plan at our Annual Meeting of Shareholders held on October 6, 2010. The Deferred Stock, as previously reported, represents a contingent right to receive an equal number of shares of Common Stock, which will vest ratably over a period of seven years, and will be delivered to Mr. Leeds upon the earlier to occur of: (i) December 31, 2019; (ii) change in control of the Issuer; or (iii) under certain circumstances, the termination of Mr. Leeds employment with the Issuer. In addition, on October 6, 2010, the Company and Mr. Leeds amended Mr. Leeds’ employment agreement to provide that the Company, in its discretion, can pay Mr. Leeds, to the extent then determinable, any or all of his performance bonus in the then current fiscal year with respect to which such performance bonus relates. Such amendment to Mr. Leeds’ employment agreement will not increase any amounts otherwise due to be paid to Mr. Leeds under the terms of such agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) See Item 1.01 above.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 6, 2010, we held our Annual Meeting of Shareholders. At the Annual Meeting, our shareholders elected Marshall T. Leeds, Steven C. Jacobs, Sanford B. Cohen, Paul D. DeStefanis, and William L. Harvey to the Board of Directors to hold office until our next annual meeting of shareholders or until their successors are duly elected and qualified. In addition, the shareholders approved certain amendments to our 2006 Incentive Compensation Plan (the “Plan”), and ratified the appointment of Moore Stephens Lovelace, P.A., as our independent registered public accounting firm for the fiscal year ended December 31, 2010. The following table reflects the results of the meeting:

ELECTION OF DIRECTORS:

NAME	SHARES VOTED FOR	WITHHELD	NON- VOTES
Marshall T. Leeds	13,109,252	13,630	0
Steven C. Jacobs	13,109,252	13,630	0
Sanford B. Cohen	13,109,252	13,630	0
Paul D. DeStefanis	13,109,252	13,630	0
William L. Harvey	13,109,252	13,630	0

APPROVAL OF AMENDMENTS TO THE PLANS:

SHARES VOTED	SHARES VOTED FOR	SHARES VOTED AGAINST	ABSTAIN	NON- VOTES
13,122,882	12,930,252	144,630	48,000	0

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

SHARES VOTED	SHARES VOTED FOR	SHARES VOTED AGAINST	ABSTAIN	NON- VOTES
19,606,116	19,352,059	251,057	3,000	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Deferred Stock Agreement by and between Marshall T. Leeds and Summit Financial Services Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: October 12, 2010	/s/ Marshall T. Leeds
Marshall T. Leeds
Chairman and Chief Executive Officer